SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange
                          Act of 1934




   Date of Report
   (Date of earliest event reported):  December 5, 2000
                                       ----------------


                SAN DIEGO GAS & ELECTRIC COMPANY
      (Exact name of registrant as specified in its charter)


    California            1-3779           95-1184800
     (State of         (Commission      (I.R.S. Employer
 incorporation or      File Number)    Identification No.
   organization)


8326 Century Park Court, San Diego, California   92123
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area    619-696-2000
code                                             ------------


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(Former name or former address, if changed since last report.)




                            FORM 8-K

Item 5.  Other Events

Sempra Energy, the parent corporation of San Diego Gas &
Electric Company, has distributed a Preliminary Prospectus
Supplement dated December 1, 2000, relating to the offering of $300 million of its Notes due in 2005. The information contained under the caption "Recent
Developments" in the Preliminary Prospectus Supplement is attached to this Current Report on Form 8-K as Exhibit
99.1. As used in such exhibit, unless otherwise stated or the context otherwise requires, references to "we," "us" and "our" should be read to refer to Sempra Energy and its subsidiaries.

Item 7.  Financial Statements And Exhibits.

(c) Exhibits

99.1 Excerpt entitled "Recent Developments" from the Preliminary Prospectus Supplement dated
            December 1, 2000.














                            SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SAN DIEGO GAS & ELECTRIC COMPANY
                           (Registrant)

Date: December 5, 2000     By:        /s/ D.L. Reed
                                    ------------------
                                     D.L. Reed
                                     President